DSP Group Inc. (NASDAQ: DSPG)

DSP GROUP®

at home in your wireless world

PCB1867-I
DSP

August 2011 Investors Presentation Exhibit 99.1 Copyright DSP Group, 2011. All rights reserved.

This presentation contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if proven incorrect, could cause DSP Group's results and projections to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact may be deemed forward-looking statements, including statements regarding the continued growth of the traditional cordless telephony market, expanding market for products for new applications, and our ability to capture a higher share of these markets. We do not endorse the financial forecasts of any analysts or comment on them if they differ from our own projections. Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by DSP Group and are subject to change without notice. We assume no obligation to update any forward-looking statements or financial guidance. Risks and uncertainties that could cause actual results to differ materially include: the sustainability of the market recovery and recovery of markets for our customers' products; delays in the introduction of new products; slower than expected change in the nature of the residential communications domain; our ability to develop and produce new products at competitive costs and in a timely manner; the possibility that such products may fail to achieve broad market acceptance; and assumptions pertaining to the level of demand for products that incorporate our technologies. For more information regarding the risks and uncertainties that could cause actual results and projections to differ, as well as risks relating to our business in general, see the discussion in the "Risk Factors" section of our Annual Report on Form 10-K for fiscal year 2010 and other reports that DSP Group has filed with the U.S. Securities and Exchange Commission. This investor presentation is dated August 5, 2011.

DSP GROUP
at home in your wireless world

Forward Looking Statements 2 Copyright DSP Group, 2011. All rights reserved.

A Snapshot
• Global leader in voice connectivity in the home with 70% market share
• Shipping more than 200 million ICs annually
• Strong history of innovation and a substantial IP portfolio
• Market evolution creating new revenue opportunities – gives us opportunity to leverage our strong technology base and customer relationships
• Recent design wins with 25+ OEMs addressing an evolving market opportunity
• Expecting strong revenues growth from new products in 2012
• Strong balance sheet
• Track record of generating cash and returning capital to shareholders
Copyright DSP Group, 2011. All rights reserved.

DSP Group’s Proven Track Record
• Maintained non-GAAP profit for past 11 years (including during two significant world economic downturns)
• Transformed from small TAD supplier to market leader in SoC for the communication market
• Focused on creating value for our shareholders
–
Spun-off IP licensing division in ‘02 (NASDAQ:CEVA) and distributed half of new company’s shares to
DSP Group’s stockholders
• During past 4 years generated $74 million in operating cash flow, while investing in additional growth engines
• During past three years used $73 million for share buybacks

Copyright DSP Group, 2011. All rights reserved.

Proven Track Record 5 Copyright DSP Group, 2011. All rights reserved.

(in ‘000)
2008 2009 2010 2011E Total
Operating
Cash Flow (*)
$16,370 $26,597 $22,333 $0 - $(4,000) $63,300
Share Buyback
(**)
$(48,991) $(20,028) $(862) $(2,000) -$(20,000) $(80,880)
Strong Cash Flow Generation and Returns to
Shareholders
• The company has an ongoing share buy back program for 2.6M shares remaining for repurchase as of August 1, 2011
* Cash flows from operations minus Capex
** Range takes into account actual buyback as the low point to full utilization of outstanding authorization at current price

Copyright DSP Group, 2011. All rights reserved.

7 Copyright DSP Group, 2011. All rights reserved. 70% market share Built Leadership In Digital Cordless Telephony DSP Group 70% Company A 21% Company B 9% Source: DSP Group

Panasonic
vtech
uniden
SAMSUNG
LG-ERICSSON
HUAWEI
Gigaset
SAGEMCOM
PHILIPS
SGW
brother At your side.
CCT TECH
ALCATEL
Binatone innovation imagination
technicolor

at&t
BT
中国电信 CHINA TELECOM
Deutsche Telekom
SK telecom
kt
NTT Group
TELECOM
Telefónica
france telecom
verizon

DSP GROUP
at home in your wireless world

Developed Largest Customer Base in Cordless Market 8 Copyright DSP Group, 2011. All rights reserved. Top Customers Top Operators All Major OEMs are Customers

Copyright DSP Group, 2011. All rights reserved.
Proven History of Leadership and Innovation
•
First to develop:
–
Digital telephone answering devices
–
2.4GHz multi-handset cordless chipset
–
SoC integrating application processor, Wi-Fi, DECT and VoIP
•
Substantial Intellectual Property portfolio
–
176 patents granted, 124 pending
•
Leading contributor to industry standards & forums
–
DECT Forum
–
CAT-iq WG
–
Wi-Fi Alliance
–
HGI
–
Cable Labs
–
ULE WG
–
ETSI

Strong Current Position and Future Opportunity Copyright DSP Group, 2011. All rights reserved. 10

0
20
40
60
80
100
120
140
160
180
200
2006PF 2010
DSP Group NXP
DSP Group Has More Than Doubled Volume in
Cordless Telephony Units Over Past Five Years
11 Copyright DSP Group, 2011. All rights reserved.

Digital Cordless Telephony Expected to Rebound
in 2012
Digital Base Station Market
3-Year CAGR by Region
(2010-2013E)
8%
16%
31%
0%
10%
20%
30%
40%
Eastern Europe +
MEA
Latin America Developing Asia
(1)
(1)
Developing Asia includes China, India and Taiwan
(in million units)
Source: MZA, DSP Group
12 Copyright DSP Group, 2011. All rights reserved.
95
85
97
99
70
80
90
100
110
2010 2011E 2012E 2013E

Why We Are Unique in this Market
• Strong OEM relationships
• Most comprehensive product solution in the marketplace
• Provide our customers with cost reducing approach
– DSP Group’s solutions significantly reduce both development costs and BOM for customers
– Full solutions, including reference design
• Scale advantages
– Significantly shorter lead times relative to peers
• Logistical strength
– History of delivery our products on time, even in short turn-around scenarios

Copyright DSP Group, 2011. All rights reserved.

Market Trends Driving Product Evolution – DSP Group Well Positioned to Benefit 14 Copyright DSP Group, 2011. All rights reserved.

1998
2000
2002
2004
2006
2008
2010
2012

DSP GROUP
at home in your wireless world

Product Roadmap
DECT
900MHz
2.4GHz
2.4GHz
Multi HS
5.8GHz
Fixed-Mobile
Convergence
Home
Gateway
IP Phone
Multimedia
Phone
Home
Automation
Next Generation

Copyright DSP Group, 2011. All rights reserved.

Design Wins		
ZTE 中兴, Huawei, Samsung, free, NTT Group, france telecom, Sagemcom, Deutsche Telekom	Cisco, ZTE 中兴, Grandstream (Innovative IP Voice & Video), Gigaset, Skype, snom (The SIP Experts), Panasonic, technicolor, vtech	vtech, LG-Ericsson, Skyworth 创维, SGW, CCT TECH, 清华同方 Tsinghua Tongfang, Binatone (innovation imagination), Deutsche Telekom, moimstone
Prospects		
	Huawei, Toshiba	Panasonic, uniden, Gigaset, free, BT, ARCHOS, Huawei, france telecom

DSP GROUP
at home in your wireless world

DSP Group Present Design Wins and Prospects for 2012 VoIP/IP Enterprise HGW + FMC Home Terminals Wi-Fi + DECT Combo 16 Copyright DSP Group, 2011. All rights reserved.

Wi-Fi
DECT
Wi-Fi

DSP GROUP
at home in your wireless world

(I)
Single Broadband Feed into the Home Replacing
Separate Lines from Different Service Providers
HGW HGW
IP
Phone
FMC
Cordless
Base
Router
Voice
Data
Video
DECT
(II)
Broadband
Home
Gateway
Multimedia
(triple play)
Voice
Data
Video
Wi-Fi
Copyright DSP Group, 2011. All rights reserved. 17

Copyright DSP Group, 2011. All rights reserved.
Home Gateway Segment
Home Gateways w/ Voice
units shipped per year (in millions)
* Source: IMS
-
20
40
60
80
100
120
140
2010 2011E 2012E 2013E
HGW w/ Voice
DECT Home Gateways
units shipped per year (in millions)
DSP Group chipsets are already in use in deployed DECT
module/dongle designs for home gateways of the leading operators:
0
5
10
15
20
2010 2011E 2012E 2013E
DECT Home Gateways

Home Terminals – Wi-Fi & DECT Combo
• A Multi-Functional Home Device
• Supports: telephony, music, pictures and video streaming, apps and information services
• Operators are driving force behind the products
• Video Monitoring Center
• Doorbell camera, baby monitoring, home surveillance
• Safety and Security Center
• Smoke and security alarms
• Home Control Center
• Operates: TVs, media centers, lights, appliances
• Controls: Utility meters
HGW HGW
IP
Phone
FMC
As a multimedia wireless distribution center, HGW increases the number of home connected devices with DECT and Wi-Fi embedded:

Copyright DSP Group, 2011. All rights reserved.

IP
Phone
HGW
FMC

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2011. All rights reserved.
Global Landscape of “Dual” (Fixed/Mobile)
Operators with Leadership Positions
USA
• Verizon
• AT&T
Europe
• Deutsche Telekom
• Orange France
Telecom
• Telefonica
• Telecom Italia
• TeliaSonera
• SFR
• Free
ROW
• China Telecom
• NTT/docomo
• SoftBank
• Telstra
• PCCW
• BSNL
• Reliance
• Korea Telecom
• SK Telecom
• China Unicom
• SingTel
“Dual” Operators can enhance coverage by installing DECT capabilities in traditional wireless devices

DECT
Cellular
Cellular Chip
DECT Chip
Line
HGW
Dual Mode Phone –
Cellular Outdoor, DECT Indoor
• A handset with DECT capability can utilize
a consumer’s home network when the
consumer is at home
• Helps to eliminate indoor “dead-spots”
• First design wins from Chinese operator
IP
Phone
HGW
FMC

Copyright DSP Group, 2011. All rights reserved.

IP Phone
HGW
FMC

DSP GROUP
at home in your wireless world

Handset Base with DECT and
Cellular Chipset
DECT Cellular
Cellular Chip
DECT Chip
• Currently a 33mm annual unit
market for wireless home
phones based primarily in
emerging markets
• Carriers have begun
introducing cordless handsets
to this market
Private and Confidential. Copyright DSP Group, 2010. All rights reserved. 22
DECT Capability Being Added to Wireless
Home Phones

IP Phone
HGW
FMC

DSP GROUP
at home in your wireless world

VoIP Evolution from Proprietary To Open
System (SIP Based)
PBX
Phones
Broadband
Cloud
IP-PBX
IP Phones
Proprietary PBX
systems
with
high cost
endpoints
Open IP PBX
systems
with
SIP and low
cost endpoints
Copyright DSP Group, 2011. All rights reserved. 23
Proprietary

IP Phone
HGW
FMC

Units (In Millions)
20% CAGR

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2011. All rights reserved.
Quickly Gaining Share in Enterprise VoIP
• Provides a SoC solution for enterprise VoIP endpoints
• DSP Group has rapidly gained substantial market share following introduction of reference designs for feature-rich SIP IP phones at cost effective prices
• Leverages VoIP expertise acquired as part of our NXP acquisition
• Expects a majority of hybrid enterprise phones to shift to IP
VoIP Market
Size & Growth
DSP Group
Market Share
5%
15%
25%
0%
20%
40%
60%
80%
0
10
20
30
40
50
2010 2011E 2012E 2013E 2014E 2015E
Source: In-Stat, DSP Group

Products
Next Generation
Existing

at home in your wireless world

Copyright DSP Group, 2011. All rights reserved.
Evolving Markets Created Significant Opportunities
for Growth From Our Established Customer Base
Customers / Markets
New Existing
Home
Terminals
Cordless
Phones
Home
Gateway
Enterprise
VoIP
Home
Automation
FMC

$800
$600
$400
$200
$0
+170%
$280
$475
$755
Traditional Cordless Telephony
New Products
2012E TAM

DSP GROUP
at home in your wireless world

Market Opportunity for New Products 2012E Served Addressable Market (in $ millions) 26 Copyright DSP Group, 2011. All rights reserved.

Why We Win in Expanded Market
• Significant expertise in residential wireless communications
• Large installed customer base, includes every major OEM
and major global operators
• DECT is ideally suited to the coming wave of products
• Offers an integrated solution of Wi-Fi, DECT and
application processors on a single chip
• Strong track record of success working with customers in
bringing new products to market
• Already have revenues & design wins with all product lines

Copyright DSP Group, 2011. All rights reserved.

Financial Highlights
2011 Guidance
Midpoint*
Revenue
$203.5
Gross Margin
36.0%
R&D
53.0
OpEx
79.0
Operating loss
(5.8)
Interest income
1.8
Pretax loss
(4.0)
Taxes
0.6
Net loss
$(3.4)
* Non-GAAP, in $ millions
28 Copyright DSP Group, 2011. All rights reserved.